THIRTEENTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT

This Thirteenth Amendment to Credit and Security Agreement (this “Amendment”) is made effective as of July 11, 2017, by and among MB FINANCIAL BANK, N.A., successor in interest to Cole Taylor Bank (“Lender”), MENDOCINO BREWING COMPANY, INC., a California corporation (“MBC”), and RELETA BREWING COMPANY, LLC, a Delaware limited liability company (“RBC”; RBC and MBC are collectively referred to as “Borrowers” and, each individually, as a “Borrower”).

RECITALS:

A. WHEREAS, pursuant to that certain Credit and Security Agreement dated as of June 23, 2011 (as amended, restated, or otherwise modified from time to time, the “Credit Agreement”) by and among the Borrowers and Lender, the Lender has agreed to extend certain credit facilities to the Borrowers.

B. WHEREAS, MBC previously executed seven (7) unsecured promissory notes in favor of Catamaran Services, Inc., a Delaware corporation (“Catamaran”), in an aggregate principal amount of Two Million Six Hundred Thousand Dollars ($2,600,000), which was modified by that certain Promissory Note Modification Agreement dated as of July 11, 2017 to grant a lien and security interest in favor of Catamaran, subject and subordinated to the security interests of Lender.

C. WHEREAS, Borrowers have requested from Catamaran the ability for MBC to incur additional secured debt from Catamaran in an aggregate principal amount not to exceed Two Million Dollars ($2,000,000) pursuant to the Catamaran LSA as defined below.

D. WHEREAS, the granting of security interests to Catamaran and the incurrence of such additional debt will constitute Events of Default under Section 13.01(b) of the Credit Agreement, as such granting of liens and incurrence of debt are prohibited under Sections 11.03 and 11.02 of the Credit Agreement, respectively.

E. WHEREAS, as a result of such potential Events of Default, the Borrowers have requested that Lender permit the Borrowers incur the additional debt and make certain other changes to the Credit Agreement as set forth herein and Lender is agreeable on the terms and subject to the conditions set forth herein.

NOW THEREFORE, in consideration of the premises and mutual covenants and agreements contained herein and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

AGREEMENTS:

1. Recitals. The Borrowers hereby agree that the Recitals set forth above are accurate, represent the intent of the parties hereto and are incorporated herein by reference.

2. Terms Defined. Unless otherwise defined in this Amendment, capitalized terms used herein will have the same meaning in this Amendment as set forth in the Credit Agreement (as may be amended by this Amendment).

3. Amendments to Section 1.02 of the Credit Agreement. Section 1.02 of the Credit Agreement is hereby amended as follows:

1

(a) The following new definitions are hereby added to Section 1.02 of the Credit Agreement in alphabetical order to read in their respective entireties as follows:

‘“Catamaran’ means Catamaran Services, Inc., a Delaware corporation.”

‘“Catamaran LSA’ means that certain Loan and Security Agreement dated as of July 11, 2017 by and between Catamaran and MBC.”

‘“Catamaran Modification Agreement’ means that certain Promissory Note Modification Agreement dated as of July 11, 2017 by and between MBC and Catamaran, which secures and subordinates the Catamaran Prior Debt.”

“Catamaran New Debt’ means the Indebtedness owing by MBC to Catamaran in an aggregate original principal amount of $2,000,000, pursuant to the Catamaran LSA.

‘“Catamaran Prior Debt’ means the Indebtedness owing by MBC to Catamaran in an aggregate original principal amount of $2,600,000, evidenced by seven (7) promissory notes.”

‘“Catamaran Subordinated Debt’ means the Indebtedness owing by MBC to Catamaran, in an aggregate original principal amount not to exceed $4,600,000, consisting of (a) the Catamaran Prior Debt and (b) the Catamaran New Debt, evidenced by the Catamaran Subordinated Promissory Notes.”

‘“Catamaran Subordinated Loan Documents’ means the Catamaran LSA, Catamaran Subordination Agreement, Catamaran Modification Agreement, Catamaran Subordinated Promissory Notes, as the same may from time to time be amended, restated, supplemented or modified.”

‘“Catamaran Subordinated Promissory Notes’ means, collectively, the following promissory notes made by MBC to Catamaran: (a) the promissory note dated January 22, 2014 in the original principal amount of $500,000, (b) the promissory note dated April 24, 2014 in the original principal amount of $500,000, (c) the promissory note dated February 5, 2015 in the original principal amount of $500,000, (d) the promissory note dated June 30, 2015 in the original principal amount of $200,000, (e) the promissory note dated March 14, 2016 in the original principal amount of $325,000, (f) the promissory note dated March 30, 2016 in the original principal amount of $75,000, (g) the promissory note dated May 22, 2017 in the original principal amount of $200,000 (which promissory notes described in the foregoing clauses (a) through (g) collectively were secured and subordinated pursuant to the Catamaran Modification Agreement and Catamaran Subordination Agreement, respectively), and (h) one or more promissory note(s) executed pursuant to the Catamaran LSA, the aggregate original principal amount of which shall not exceed $2,000,000 (as such promissory note(s) described in the foregoing clauses (a) through (h) are subordinated pursuant to the Catamaran Subordination Agreement).”

‘“Catamaran Subordination Agreement’ means that certain Subordination Agreement dated as of July 11, 2017, by and among Catamaran, MBC and Lender.”

(b) The definition of “Subordinated Debt” in Section 1.02 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

2

“Subordinated Debt’ means (a) the Indebtedness of Borrowers in favor of UNITED BREWERIES OF AMERICA INC., a Delaware corporation, which is in an outstanding amount as of May 31, 2011 of $3,262,388.87 and (b) the Catamaran Subordinated Debt, which is in an outstanding amount as of June 30, 2017 of $2,901,686.13.”

(c) The definition of “Subordinated Loan Documents” in Section 1.02 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Subordinated Loan Documents’ means the Catamaran Subordinated Loan Documents and any and all promissory notes, agreements, documents or instruments now or at any time evidencing, securing, guarantying or otherwise executed and delivered in connection with the Subordinated Debt, as the same may from time to time be amended, restated, supplemented or modified.”

(d) The definition of “Subordination Agreement” in Section 1.02 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

‘“Subordination Agreement” means, individually or collectively as the context may require, (a) that certain Subordination Agreement dated as of June 23, 2011, by and among United Breweries of America Inc., a Delaware corporation, the Borrowers and the Lender (as the same may be from time to time amended, restated, supplemented or modified), and (b) the Catamaran Subordination Agreement (as the same may be from time to time amended, restated, supplemented or modified).”

4. Amendment to Section 11.02 of the Credit Agreement. Section 11.02 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“11.02 Indebtedness. No Borrower shall create, incur, assume or become obligated (directly or indirectly), for any loans or other Indebtedness other than the Loans, except that a Borrower may (a) borrow money from a Person other than Lender on an unsecured and subordinated basis so long as a subordination agreement in favor of Lender and in form and substance satisfactory to Lender is executed and delivered to Lender prior to any borrowing of money by such Borrower; (b) incur Hedging Obligations in favor of Lender; (c) maintain its present Indebtedness listed on Schedule 9.14 hereto; (d) incur unsecured indebtedness to trade creditors in the ordinary course of business; (e) incur purchase money indebtedness or capitalized lease obligations in connection with Capital Expenditures permitted pursuant to Section 12.03 hereof; (f) incur operating lease obligations; (g) incur indebtedness to an insurance premium financer; (h) incur unsecured indebtedness owing to Great Western Malting Company, Canada Malting Company, Hop Union LLC, S.S. Steiner, Inc., or additional contractors that the Borrowers may engage in the future, from time to time for the purchase of hops and malt payable in installments, without interest, as provided in the respective supply agreement; and (i) incur the Catamaran Subordinated Debt pursuant and subject to the Catamaran Subordinated Loan Documents.”

5. Amendment to Section 11.13 of the Credit Agreement. Section 11.13 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“11.13 Subordinated Debt. No Borrower shall, nor shall any Borrower permit any Subsidiary to make: (a) any payment of principal of any of the Subordinated Debt; (b) any payment of interest on any of the Subordinated Debt, if a Default or an Event of Default then exists hereunder or would result from such payment; (c) any payment of the principal or interest due on the Subordinated Debt as a result of acceleration thereunder or a mandatory prepayment thereunder; or (d) any amendment or modification of or supplement to the documents evidencing or securing the Subordinated Debt other than an extension of the maturity date thereunder. Notwithstanding the foregoing, no payments of principal, interest or fees may be made on the Catamaran New Debt or the Catamaran Subordinated Debt except for accrued PIK (payment in kind) interest as more particularly set forth in the Catamaran Subordination Agreement.”

3

6. Reservation of Rights; No Waiver. All new advances continue to be in the sole discretion of Lender and neither the entering into this Amendment nor the making of additional advances by Lender waives any of the default rights and remedies of Lender under Section 13.02 of the Credit Agreement or otherwise. All default rights and remedies of Lender are therefore reserved.

7. Conditions Precedent to Effectiveness of this Amendment. The following are conditions precedent to the effectiveness of this Amendment, notwithstanding anything contained herein to the contrary:

(a) Lender shall have received a fully executed copy of this Amendment, in form and substance satisfactory to Lender;

(b) Lender shall have received a fully executed copy of the Catamaran Modification Agreement, in form and substance satisfactory to Lender;

(c) Lender shall have received a fully executed copy of the Catamaran LSA, in form and substance satisfactory to Lender;

(d) Lender shall have received fully executed copies of each of the Catamaran Subordinated Promissory Notes, as modified and subordinated by the Catamaran Modification Agreement and Catamaran Subordination Agreement, each in form and substance satisfactory to Lender;

(e) Lender shall have received a fully executed Catamaran Subordination Agreement, in form and substance satisfactory to the Lender;

(f) Lender shall have received payment from Borrowers of all amounts due to Lender in connection with this Amendment, including the Amendment Fee (defined below); and

(g) Lender shall have received such other documents, certificates and information that the Lender shall require each in form and substance satisfactory to the Lender in its reasonable credit judgment.

8. Expenses. Immediately upon request, Borrowers shall pay all reasonable expenses and costs of Lender (including, without limitation, the reasonable attorney fees of counsel for Lender and reasonable expenses of counsel for Lender) in connection with the preparation, negotiation, execution and approval of this Amendment and any and all other documents, instruments and things contemplated hereby, whether or not such transactions are consummated, together with all other reasonable expenses and costs incurred by Lender chargeable to Borrowers pursuant to the terms of the Credit Agreement which are unpaid at such time.

9. Amendment Fee. The Borrowers shall pay to the Lender, in addition to all other fees and charges set forth in the Credit Agreement, a non-refundable amendment fee equal to $3,000 (the “Amendment Fee”). The Amendment Fee may be charged by the Lender to the Borrowers’ loan account. The Borrowers hereby acknowledge and agree that the foregoing Amendment Fee is fully-earned as of the date hereof and non-refundable for any reason.

4

10 Ratification; Estoppel; Reaffirmation.

(a) Each Borrower reaffirms the Credit Agreement and other Loan Documents, and ratifies the Credit Agreement and the other Loan Documents, as amended, modified, and supplemented.

(b) Each Borrower reaffirms to Lender each of the representations, warranties, covenants and agreements set forth in Sections 9 through 12 of the Credit Agreement and the other Loan Documents with the same force and effect as if each were separately stated herein and made as of the date hereof to Lender.

(c) Each Borrower further represents and warrants that, as of the date hereof, there are no counterclaims, defenses or offsets of any nature whatsoever to the Loans or any of the Loan Documents and that, as of the date hereof, no Event of Default (other than the Existing Defaults) has occurred or exists under any of the Loan Documents.

(d) Each Borrower ratifies, affirms and agrees that the Credit Agreement and other Loan Documents, as amended, modified, and supplemented hereby by this Amendment, represent the valid, enforceable and collectible obligations of Borrower.

11. Release. Each Borrower does hereby release, remise, acquit and forever discharge Lender and Lender’s employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporation, and related corporate divisions (all of the foregoing hereinafter called the “Released Parties”), from any and all action and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter arising, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to this Amendment, the Credit Agreement and the other Loan Documents (all of the foregoing hereinafter called the “Released Matters”). Each Borrower acknowledges that the agreements in this paragraph are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters. Each Borrower represents and warrants to Lender that it has not purported to transfer, assign or otherwise convey any right, title or interest of such Borrower in any Released Matter to any other Person and that the foregoing constitutes a full and complete release of all Released Matters.

EACH BORROWER INTENDS THE ABOVE RELEASE TO COVER, ENCOMPASS, RELEASE, AND EXTINGUISH, INTER ALIA, ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION THAT MIGHT OTHERWISE BE RESERVED BY THE CALIFORNIA CIVIL CODE SECTION 1542, (OR ITS EQUIVALENT UNDER ILLINOIS LAW) WHICH PROVIDES AS FOLLOWS:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

5

EACH BORROWER ACKNOWLEDGES THAT IT MAY HEREAFTER DISCOVER FACTS DIFFERENT FROM OR IN ADDITION TO THOSE NOW KNOWN OR BELIEVED TO BE TRUE WITH RESPECT TO SUCH CLAIMS, DEMANDS, OR CAUSES OF ACTION, AND AGREES THAT THIS AMENDMENT AND THE ABOVE RELEASE ARE AND WILL REMAIN EFFECTIVE IN ALL RESPECTS NOTWITHSTANDING ANY SUCH DIFFERENCES OR ADDITIONAL FACTS

12. No Cancellation. This Amendment evidences the same indebtedness as evidenced by the Credit Agreement and other Loan Documents (as modified hereby). This Amendment is secured by the Collateral as provided in the Credit Agreement including all amendments and modifications thereto. This Amendment is an extension, modification and amendment of the prior documents and the execution hereof does not evidence a cancellation of the indebtedness evidenced by the prior documents.

13. Miscellaneous.

(a) No inference in favor of, or against, any party will be drawn from the fact that such party has drafted any portion of this Amendment, the Credit Agreement, or any other Loan Document, as each may be amended.

(b) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed an original, but all of which counterparts together shall constitute but one agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment. Any party who chooses to deliver its signature in such manner agrees to provide promptly to the other parties a copy of this Amendment with its inked signature, but the party’s failure to deliver a copy of this Amendment with its inked signature shall not affect the validity, enforceability and binding effect of this Amendment.

(c) This Amendment shall be governed and controlled by the internal laws of the State of Illinois as to interpretation, enforcement, validity, construction, effect, and in all other respects.

(d) This Amendment will be binding upon and will inure to the benefit of the parties hereto and to their respective successors and assigns.

(e) Sections 16.03 and 16.09 of the Credit Agreement are specifically incorporated herein as though set forth in full.

(f) This Amendment is a Loan Document.

[Signature Page Follows]

6

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

LENDER:	MB FINANCIAL BANK, N.A.

	By:	/sd/
	Name:	Martha Gaskin
	Title:	Senior Vice President

BORROWERS:	MENDOCINO BREWING COMPANY, INC.,
a California corporation

	By:	/sd/
	Name:	Mahadevan Narayanan
	Title:	Chief Financial Officer

RELETA BREWING COMPANY, LLC,
a Delaware limited liability company

	By:	MENDOCINO BREWING COMPANY,
a California corporation,
its sole member

	By:	/sd/
	Name:	Mahadevan Narayanan
	Title:	Chief Financial Officer